Exhibit 99.2 Coty + Kylie Beauty Partnership NOVEMBER 18, 2019 1Exhibit 99.2 Coty + Kylie Beauty Partnership NOVEMBER 18, 2019 1

KEY MESSAGES • Coty + Kylie strategic partnership sets foundation for a global beauty business • Partnership combines: ➢ Kylie’s strong brand equity and unparalleled social media reach, particularly amongst Gen Z ➢ Coty’s global R&D, manufacturing, distribution capabilities and multi- category expertise • Expected to be growth accretive and exceed cost of capital by Year 3 2KEY MESSAGES • Coty + Kylie strategic partnership sets foundation for a global beauty business • Partnership combines: ➢ Kylie’s strong brand equity and unparalleled social media reach, particularly amongst Gen Z ➢ Coty’s global R&D, manufacturing, distribution capabilities and multi- category expertise • Expected to be growth accretive and exceed cost of capital by Year 3 2

THE NEXT STEP IN COTY'S TRANSFORMATION

Phase 1

- Completed bottoms-up assessment of the Coty business and brands
- Detailed **4-year roadmap** to return Coty to revenue growth, expand margins to 14-16%, and delever to <4x

Phase 2

- Began activating turnaround plan
- Launched **strategic review** of the Professional Beauty division, associated hair brands, and Brazil
- Announced intention to focus on core fragrances, cosmetics, and skincare businesses

Phase 3

- Amplify growth potential of the portfolio
- With Kylie partnership:
  - **Step-changing growth profile** of Coty through partnership with high-growth, digitally native beauty brand
  - Expanding presence in premium cosmetics and skincare

COTY

3

A SOCIAL MEDIA POWERHOUSE
EXPANDING CONSUMER REACH WITH GEN Z

Kylie is a megabrand with 270M+ followers*

- **7th most followed person on Instagram**
- 75% aged between 18 - 34

On Instagram Kylie Beauty has:

- **Second highest #** of followers
- **Gaining 7K** followers **per day**
- **Highest engagement** amongst **all** beauty brands

Strong and growing Earned Media Value

- Kylie Cosmetics ranks #15 CY19 to-date with an EMV of $121M+ (+6% YoY)


The Opportunity
Kylie Jenner – Is Not A Fad
147M
22.2M
28.6M
6.3M

*across Kylie's personal and brand channels, and across social media platforms

KYLIE BEAUTY BUSINESS OVERVIEW

TTM revenue est	Channel Mix	EBITDA Margin
~$177M	~50% DTC	>25%
>40% Growth vs CY18	~50% Retail	


KOKO
BY KYLIE COSMETICS




KYLIE
XBALMAIN

5

MULTI-CATEGORY POTENTIAL VERY STRONG START IN SKIN Skincare • Launched in May 2019 on kylieskin.com and sold out in 10 hours • Launched at Ulta in Sep 2019 • >50% repeat purchase amongst skincare customers • On track for ~$25M sales in CY19 Strong potential to expand the brand to other core Coty categories 6MULTI-CATEGORY POTENTIAL VERY STRONG START IN SKIN Skincare • Launched in May 2019 on kylieskin.com and sold out in 10 hours • Launched at Ulta in Sep 2019 • >50% repeat purchase amongst skincare customers • On track for ~$25M sales in CY19 Strong potential to expand the brand to other core Coty categories 6

STRONG INTERNATIONAL POTENTIAL

OVER HALF OF KYLIE'S FOLLOWERS OUTSIDE THE U.S.

Advertising Value Equivalency



Canada
Kylie Jenner: $521M
Digital Icon #2: $425M
Digital Icon #3: $801M
United States
Kylie Jenner: $5.88B
Digital Icon #2: $3.74B
Digital Icon #3: $7.99B
Brazil
Kylie Jenner: $30M
Digital Icon #2: $46M
Digital Icon #3: $137M
United Kingdom
Kylie Jenner: $2.1B
Digital Icon #2: $1.3B
Digital Icon #3: $2.6B
Germany
Kylie Jenner: $995M
Digital Icon #2: $423M
Digital Icon #3: $1.4B
China
Kylie Jenner: $62.2M
Digital Icon #2: $86.6M
Digital Icon #3: $359M
Italy
Kylie Jenner: $10.7M
Digital Icon #2: $14.7M
Digital Icon #3: $44.1M
France
Kylie Jenner: $50M
Digital Icon #2: $64M
Digital Icon #3: $83M
Spain
Kylie Jenner: $36M
Digital Icon #2: $48M
Digital Icon #3: $115M
Australia
Kylie Jenner: $600M
Digital Icon #2: $329M
Digital Icon #3: $548M

Source: Endeavor Analytics Report, Meltwater; 9/13/2018-9/12/2019; online news only

STRONG INTERNATIONAL POTENTIAL LEVERAGING COTY’S GLOBAL PLATFORM Manufacturing Sites Skin care Cosmetics Fragrances R&DSTRONG INTERNATIONAL POTENTIAL LEVERAGING COTY’S GLOBAL PLATFORM Manufacturing Sites Skin care Cosmetics Fragrances R&D

COMPELLING FINANCIAL EQUATION • Coty to buy 51% of Kylie Beauty for $600M • Transaction expected to be: • Accretive to the revenue growth of Coty’s core business¹ by >1% • ROIC > WACC by Year 3 • EPS neutral in Year 1, with substantial accretion by Year 3 9 ¹ Core businesses include fragrances, color cosmetics and skincareCOMPELLING FINANCIAL EQUATION • Coty to buy 51% of Kylie Beauty for $600M • Transaction expected to be: • Accretive to the revenue growth of Coty’s core business¹ by >1% • ROIC > WACC by Year 3 • EPS neutral in Year 1, with substantial accretion by Year 3 9 ¹ Core businesses include fragrances, color cosmetics and skincare

Q&A 10Q&A 10

DISCLAIMER • iForward-Looking Statements • Certain statements in this presentation are forward-looking statements. These forward-looking statements reflect Coty Inc.’s (“Coty’s”) current views with respect to, among other things, Coty’s turnaround plan announced on July 1, 2019 (the “Turnaround Plan”), strategic planning, targets, segment reporting and outlook for fiscal year 2020 and future reporting periods (including the extent and timing of revenue, profit and EPS trends and changes in operating cash flows and cash flows from operating activities and investing activities), the strategic review of Coty’s Professional Beauty business, associated hair and nail brands sold by its Consumer Beauty division and Brazilian operations and any transaction related thereto (the “Strategic Review”), including timing of such Strategic Review and any transaction and the use of proceeds from any such transaction, Coty’s future operations and strategy, allocation and amount of advertising and consumer promotion costs, allocation and amount of research and development investments, ongoing and future cost efficiency and restructuring initiatives and programs (including the expected timing and impact), investments, licenses and portfolio changes, synergies, savings, performance, cost, timing and integration of acquisitions, future cash flows, liquidity and borrowing capacity, timing and size of cash outflows and debt deleveraging, the performance of launches or relaunches, the timing and impact of current or future destocking or shelf spaces losses, the impact and timing of supply chain disruptions and the resolution thereof, timing and extent of any future impairments, and the synergies, savings, impact, cost, timing and implementation of Coty’s Turnaround Plan, including operational and organizational structure changes, segment reporting changes, operational execution and simplification initiatives, the move of Coty’s headquarters (including expectations about roles and staffing), and the priorities of senior management., the future operations and financial performance of King Kylie, LLC (“King Kylie”) and Coty, expected growth, Coty’s ability to support its planned business operations on a near- and long-term basis, the risks and rewards of a partnership with King Kylie, the ability to operate King Kylie as a separate business, the intended consolidation of King Kylie as a subsidiary of Coty, the limited integration and synergies expected from the partnership with King Kylie, and expected EPS and margin accretion. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “are going to”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “temporary”, “target”, “aim”, “potential”, “goal” and similar words or phrases. These statements are based on certain assumptions and estimates that we consider reasonable, but are subject to a number of risks and uncertainties, many of which are beyond the control of Coty, which could cause actual results to differ materially from such statements. Such risks and uncertainties are identified in the periodic reports Coty has filed and may file with the Securities and Exchange Commission (the “SEC”) including: • uncertainties as to the timing of the transaction; • the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; • litigation or investigations involving governmental authorities relating to the transaction; • Coty’s ability to achieve its global business strategy, compete effectively in the beauty industry and achieve the benefits contemplated by the partnership with King Kylie within the expected time frame; • inherent risks associated with joint ventures and partnerships, including relating to control and decision-making, compliance, financial accounting and tax considerations, transparency and customer relations; • managerial, integration, operational, regulatory, legal and financial risks associated with acquisitions generally and the transaction with King Kylie specifically, including risks related to the entry into a new distribution channel, the potential for channel conflict, risks of retaining customers and key employees, difficulties of integration (or the risks associated with limiting integration), risks related to regulation of multi-level marketing business models, ability to protect trademarks and brand names, litigation or investigations by governmental authorities; • changes in law, regulations and policies that affect Coty’s or King Kylie’s business or products, including risk that direct selling laws and regulations may be modified, interpreted or enforced in a manner that results in a negative impact to King Kylie’s business model, revenue, sales force or business; • Coty, its brand partners’ and licensors’ and King Kylie’s ability to obtain, maintain and protect the intellectual property rights, including trademarks, brand names and other intellectual property used in their respective businesses, products and software, and their abilities to protect their respective reputations; • risks to Coty and King Kylie of claims by third parties for infringement or other violations of intellectual property rights; 1 DISCLAIMER • iForward-Looking Statements • Certain statements in this presentation are forward-looking statements. These forward-looking statements reflect Coty Inc.’s (“Coty’s”) current views with respect to, among other things, Coty’s turnaround plan announced on July 1, 2019 (the “Turnaround Plan”), strategic planning, targets, segment reporting and outlook for fiscal year 2020 and future reporting periods (including the extent and timing of revenue, profit and EPS trends and changes in operating cash flows and cash flows from operating activities and investing activities), the strategic review of Coty’s Professional Beauty business, associated hair and nail brands sold by its Consumer Beauty division and Brazilian operations and any transaction related thereto (the “Strategic Review”), including timing of such Strategic Review and any transaction and the use of proceeds from any such transaction, Coty’s future operations and strategy, allocation and amount of advertising and consumer promotion costs, allocation and amount of research and development investments, ongoing and future cost efficiency and restructuring initiatives and programs (including the expected timing and impact), investments, licenses and portfolio changes, synergies, savings, performance, cost, timing and integration of acquisitions, future cash flows, liquidity and borrowing capacity, timing and size of cash outflows and debt deleveraging, the performance of launches or relaunches, the timing and impact of current or future destocking or shelf spaces losses, the impact and timing of supply chain disruptions and the resolution thereof, timing and extent of any future impairments, and the synergies, savings, impact, cost, timing and implementation of Coty’s Turnaround Plan, including operational and organizational structure changes, segment reporting changes, operational execution and simplification initiatives, the move of Coty’s headquarters (including expectations about roles and staffing), and the priorities of senior management., the future operations and financial performance of King Kylie, LLC (“King Kylie”) and Coty, expected growth, Coty’s ability to support its planned business operations on a near- and long-term basis, the risks and rewards of a partnership with King Kylie, the ability to operate King Kylie as a separate business, the intended consolidation of King Kylie as a subsidiary of Coty, the limited integration and synergies expected from the partnership with King Kylie, and expected EPS and margin accretion. These forward-looking statements are generally identified by words or phrases, such as “anticipate”, “are going to”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “temporary”, “target”, “aim”, “potential”, “goal” and similar words or phrases. These statements are based on certain assumptions and estimates that we consider reasonable, but are subject to a number of risks and uncertainties, many of which are beyond the control of Coty, which could cause actual results to differ materially from such statements. Such risks and uncertainties are identified in the periodic reports Coty has filed and may file with the Securities and Exchange Commission (the “SEC”) including: • uncertainties as to the timing of the transaction; • the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; • litigation or investigations involving governmental authorities relating to the transaction; • Coty’s ability to achieve its global business strategy, compete effectively in the beauty industry and achieve the benefits contemplated by the partnership with King Kylie within the expected time frame; • inherent risks associated with joint ventures and partnerships, including relating to control and decision-making, compliance, financial accounting and tax considerations, transparency and customer relations; • managerial, integration, operational, regulatory, legal and financial risks associated with acquisitions generally and the transaction with King Kylie specifically, including risks related to the entry into a new distribution channel, the potential for channel conflict, risks of retaining customers and key employees, difficulties of integration (or the risks associated with limiting integration), risks related to regulation of multi-level marketing business models, ability to protect trademarks and brand names, litigation or investigations by governmental authorities; • changes in law, regulations and policies that affect Coty’s or King Kylie’s business or products, including risk that direct selling laws and regulations may be modified, interpreted or enforced in a manner that results in a negative impact to King Kylie’s business model, revenue, sales force or business; • Coty, its brand partners’ and licensors’ and King Kylie’s ability to obtain, maintain and protect the intellectual property rights, including trademarks, brand names and other intellectual property used in their respective businesses, products and software, and their abilities to protect their respective reputations; • risks to Coty and King Kylie of claims by third parties for infringement or other violations of intellectual property rights; 1

DISCLAIMER (continued) • Coty’s and King Kylie’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products; • risks related to Coty’s and King Kylie’s international operations, including reputational, regulatory, economic and foreign political risks; • dependence of Coty and King Kylie on certain licenses, entities performing outsourced functions and third-party suppliers, including third party software providers; • administrative, development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts; • global political and/or economic uncertainties or disruptions; • consolidation among retailers, shifts in consumers’ preferred distribution channels and other changes in the retail and wholesale environment in which Coty and King Kylie do business and sell their products • increased competition, including as a result of adoption by competitors of Coty’s or King Kylie’s technology and go-to-market strategies; • disruptions in operations, including due to disruptions or consolidation in supply chain, manufacturing rights or information systems, labor disputes and natural disasters; • increasing dependency on information technology and Coty’s and King Kylie’s ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades to their respective information technology systems and failure by Coty or King Kylie to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information; • the illegal distribution and sale by third parties of counterfeit versions of Coty’s and King Kylie’s products; • and other factors described in documents that Coty files with the SEC from time to time. • When used herein, the term “includes” and “including” means, unless the context otherwise indicates, “including without limitation”. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect Coty’s business and financial results is included under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019, and other periodic reports Coty has filed and may file with the SEC from time to time. Any forward-looking statements made in this presentation are qualified in their entirety by these cautionary statements. All forward-looking statements are made only as of the date of this presentation, and, Coty undertakes no obligation, other than as may be required by applicable law, update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. • Outlook Information • In this presentation, Coty presents outlook information as of November 18, 2019. 2 DISCLAIMER (continued) • Coty’s and King Kylie’s ability to anticipate, gauge and respond to market trends and consumer preferences, which may change rapidly, and the market acceptance of new products; • risks related to Coty’s and King Kylie’s international operations, including reputational, regulatory, economic and foreign political risks; • dependence of Coty and King Kylie on certain licenses, entities performing outsourced functions and third-party suppliers, including third party software providers; • administrative, development and other difficulties in meeting the expected timing of market expansions, product launches and marketing efforts; • global political and/or economic uncertainties or disruptions; • consolidation among retailers, shifts in consumers’ preferred distribution channels and other changes in the retail and wholesale environment in which Coty and King Kylie do business and sell their products • increased competition, including as a result of adoption by competitors of Coty’s or King Kylie’s technology and go-to-market strategies; • disruptions in operations, including due to disruptions or consolidation in supply chain, manufacturing rights or information systems, labor disputes and natural disasters; • increasing dependency on information technology and Coty’s and King Kylie’s ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, costs and timing of implementation and effectiveness of any upgrades to their respective information technology systems and failure by Coty or King Kylie to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information; • the illegal distribution and sale by third parties of counterfeit versions of Coty’s and King Kylie’s products; • and other factors described in documents that Coty files with the SEC from time to time. • When used herein, the term “includes” and “including” means, unless the context otherwise indicates, “including without limitation”. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. More information about potential risks and uncertainties that could affect Coty’s business and financial results is included under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Coty’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019, and other periodic reports Coty has filed and may file with the SEC from time to time. Any forward-looking statements made in this presentation are qualified in their entirety by these cautionary statements. All forward-looking statements are made only as of the date of this presentation, and, Coty undertakes no obligation, other than as may be required by applicable law, update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. • Outlook Information • In this presentation, Coty presents outlook information as of November 18, 2019. 2